                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The
Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 4, 2014

/s/ Richard Carbone
--------------------------
Richard Carbone
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The
Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 4, 2014

/s/ Clive Cowdery
--------------------------
Clive Cowdery
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The
Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 4, 2014

/s/ Ann Frohman
--------------------------
Ann Frohman
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The
Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 4, 2014

/s/ Jon Hack
--------------------------
Jon Hack
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The
Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 4, 2014

/s/ Robert Stein
--------------------------
Robert Stein
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

                         LINCOLN BENEFIT LIFE COMPANY
                                 (REGISTRANT)

The undersigned constitutes and appoints W. Weldon Wilson and Robyn Wyatt and each of them (with full power of each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statements of Lincoln Benefit Life Company pertaining to, but not limited to (1) The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select), (2) The Consultant I Variable Annuity, (3) The
Consultant II Variable Annuity, (4) The LBL Advantage Variable Annuity and (5) The Premier Planner Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 4, 2014

/s/ Grace Vandecruze
--------------------------
Grace Vandecruze
Director